EXHIBIT 31.1
CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT
I, Chadwick Collins, certify that:
1.I have reviewed this Quarterly Report on Form 10-Q/A of SPS Commerce, Inc.; and
2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ CHADWICK COLLINS
Chadwick Collins
Chief Executive Officer (principal executive officer) July 21, 2026